Supplement dated December 13, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 28, 2013, April 2, 2013, April 17, 2103, May 9, 2013, June 14, 2013,
September 13, 2013, September 20, 2013, November 4, 2013, November 19, 2013, and November 22, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

MidCap Growth Fund III
On or about January 13, 2014, under the Sub-Advisor(s) and Portfolio Manager(s) headings, delete the information and substitute:

Robert W. Baird & Co. Incorporated

•	Kenneth M. Hemauer (since 2014), Managing Director and Senior Portfolio Manager

•	Charles F. Severson (since 2014), Managing Director and Senior Portfolio Manager

William Blair & Company, L.L.C.

•	Robert Lanphier (since 2014), Portfolio Manager and Partner

•	David Ricci (since 2014), Portfolio Manager and Partner

SmallCap Growth Fund I
On December 10, 2013, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the SmallCap Growth Fund II by the SmallCap Growth Fund I. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of SmallCap Growth Fund II tentatively scheduled for April 18, 2014. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of SmallCap Growth Fund II in February 2014. If shareholders approve this proposal, the acquisition is expected to occur on or about April 25, 2014. Additionally, if shareholders approve this proposal, Emerald Advisers, Inc. will become an additional sub-advisor to the SmallCap Growth Fund I.

SmallCap Growth Fund II
On December 10, 2013, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the SmallCap Growth Fund II by the SmallCap Growth Fund I. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of SmallCap Growth Fund II tentatively scheduled for April 18, 2014. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of SmallCap Growth Fund II in February 2014. If shareholders approve this proposal, the acquisition is expected to occur on or about April 25, 2014. Additionally, if shareholders approve this proposal, Emerald Advisers, Inc. will become an additional sub-advisor to the SmallCap Growth Fund I.

MANAGEMENT OF THE FUNDS
The Sub-Advisors

On or about January 13, 2014, delete the sections for Jacobs Levy Equity Management, Inc. and Turner Investments, L.P. and the related portfolio manager information.

On or about January 13, 2014, add the following:

Sub-Advisor:
Robert W. Baird & Co. Incorporated (“Baird”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, was founded in 1919. Baird provides investment management services for individuals and institutional clients including pension and profit sharing plans.

Baird is the sub-advisor for a portion of the assets of the MidCap Growth Fund III.

The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Kenneth M. Hemauer has been with Baird since 1994. He earned a B.B.A. degree and an M.S. degree in Finance from the University of Wisconsin-Madison. Mr. Hemauer has earned the right to use the Chartered Financial Analyst designation.
Charles F. Severson has been with Baird since 1987. He earned a B.B.A. degree in Accounting and Finance and an M.S. degree in Finance from the University of Wisconsin-Madison. Mr. Severson has earned the right to use the Chartered Financial Analyst designation.

On or about January 13, 2014, add the following:

Sub-Advisor:
William Blair & Company, L.L.C. (“William Blair”), 222 West Adams Street, Chicago, Illinois 60606, has been an investment advisor since 1947, and provides investment management services to mutual funds, corporate pension plans, endowments and foundations and individual accounts.

William Blair is the sub-advisor for a portion of the assets of the MidCap Growth Fund III.

The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
Robert Lanphier has been with William Blair since 1987. He earned a B.S. from Purdue University and an M.B.A. from Northwestern University Kellogg Graduate School of Management.
David Ricci has been with William Blair since 1994, He earned a Sc.B. from Brown University and an M.B.A. from Harvard Business School. Mr. Ricci has earned the right to use the Chartered Financial Analyst designation.

EXCHANGE OF FUND SHARES
Delete the text under this heading and substitute:
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the plan, and

•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by Fund managers of the SAM portfolio, Lifetime Funds, or other fund-of-funds in shares of the underlying Funds.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restrictions described above, Fund management may waive these restrictions based on:

•	Exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or

•	The implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

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